UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2019

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CME	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2019, the Compensation Committee of the Board of Directors (the “Board”) of CME Group Inc. (the “Company”) recommended and the Board approved an amended and restated employment agreement (the “Amended Agreement”) with Terrence A. Duffy, the Company’s Chairman and Chief Executive Officer, which extends Mr. Duffy’s current term from December 31, 2022 to December 31, 2023. Under the Amended Agreement, no changes were made to Mr. Duffy’s minimum annual base salary. Beginning January 1, 2020, Mr. Duffy’s (i) target bonus opportunity under the Company’s annual incentive plan will increase from 175% to 200% of Mr. Duffy’s annual base salary paid in the plan year and (ii) target grant date value opportunity under the Company’s omnibus stock plan will increase from 350% to 600% of Mr. Duffy’s annual base salary. Under the Amended Agreement, if Mr. Duffy is employed by the Company on December 31, 2023, (i) Mr. Duffy will be entitled to a bonus opportunity under the Company’s incentive plan for the 2023 plan year (without any requirement to remain employed after such date) and (ii) all outstanding unvested time-vesting equity awards granted to Mr. Duffy after December 31, 2022 will vest and all of Mr. Duffy’s performance-based equity awards granted during such period shall become vested or be forfeited solely based on actual performance measured over the full performance term, which bonus award and vesting are subject to Mr. Duffy’s timely execution and delivery of a general release. The terms of Mr. Duffy’s employment agreement otherwise remained the same.

The foregoing description is only a summary of certain terms of the Amended Agreement and is qualified in its entirety by the complete text of the Amended Agreement, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Agreement, effective as of December 16, 2019, by and between CME Group Inc. and Terrence A. Duffy

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: December 17, 2019	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary